UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 1, 2014 (May 1, 2014)
Date of Report (Date of earliest event reported)

Commission	Exact name of registrant as specified in its charter;	IRS Employer
File Number	State or other jurisdiction of incorporation or organization	Identification No.

001-14881	BERKSHIRE HATHAWAY ENERGY COMPANY	94-2213782
(An Iowa Corporation)
666 Grand Avenue, Suite 500
Des Moines, Iowa 50309-2580
515-242-4300

MidAmerican Energy Holdings Company
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On May 1, 2014, Berkshire Hathaway Energy Company entered into a Share Purchase Agreement whereby Berkshire Hathaway Energy Company, through a subsidiary, will acquire 100% of AltaLink, L.P. ("AltaLink"), an indirect wholly-owned subsidiary of SNC-Lavalin Group Inc. ("SNC-Lavalin"), for an estimated cash purchase price of C$3.2 billion (approximately US$2.9 billion). The purchase price is subject to adjustments based on certain capital contributions made into AltaLink and the timing of closing. Berkshire Hathaway Energy Company's shareholders have committed to provide the capital to fund the entire purchase price of AltaLink. Berkshire Hathaway Energy Company expects to fund the purchase price with capital from its shareholders and by issuing senior unsecured debt. AltaLink is a regulated transmission-only business, headquartered in Calgary, Alberta. The transaction has been approved by both the SNC-Lavalin and Berkshire Hathaway Energy Company boards of directors. The Share Purchase Agreement contains customary representations, warranties and covenants of both SNC-Lavalin and Berkshire Hathaway Energy Company, and is subject to customary closing conditions including required approvals. The transaction is expected to be completed by the end of 2014.

Forward-Looking Statements

This report contains statements that do not directly or exclusively relate to historical facts. These statements are "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements can typically be identified by the use of forward-looking words, such as "will," "may," "could," "project," "believe," "anticipate," "expect," "estimate," "continue," "intend," "potential," "plan," "forecast" and similar terms. These statements are based upon Berkshire Hathaway Energy Company's and its subsidiaries' (collectively, the “Company”) current intentions, assumptions, expectations and beliefs and are subject to risks, uncertainties and other important factors. Many of these factors are outside the control of the Company and could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others:

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general economic, political and business conditions, as well as changes in, and compliance with, laws and regulations, including reliability and safety standards, affecting the Company's operations or related industries;

•
changes in, and compliance with, environmental laws, regulations, decisions and policies that could, among other items, increase operating and capital costs, reduce facility output, accelerate facility retirements or delay facility construction or acquisition;

•	the outcome of rate cases and other proceedings conducted by regulatory commissions or other governmental and legal bodies and the Company's ability to recover costs in rates in a timely manner;

•
changes in economic, industry, competition or weather conditions, as well as demographic trends, new technologies and various conservation, energy efficiency and distributed generation measures and programs, that could affect customer growth and usage, electricity and natural gas supply or the Company's ability to obtain long-term contracts with customers and suppliers;

•
a high degree of variance between actual and forecasted load or generation that could impact the Company's hedging strategy and the cost of balancing its generation resources with its retail load obligations;

•
performance and availability of the Company's facilities, including the impacts of outages and repairs, transmission constraints, weather, including wind, solar and hydroelectric conditions, and operating conditions;

•
changes in prices, availability and demand for wholesale electricity, coal, natural gas, other fuel sources and fuel transportation that could have a significant impact on generating capacity and energy costs;

•	the financial condition and creditworthiness of the Company's significant customers and suppliers;

•	changes in business strategy or development plans;

•
availability, terms and deployment of capital, including reductions in demand for investment-grade commercial paper, debt securities and other sources of debt financing and volatility in the London Interbank Offered Rate, the base interest rate for Berkshire Hathaway Energy Company's and its subsidiaries' credit facilities;

•	changes in Berkshire Hathaway Energy Company's and its subsidiaries' credit ratings;

•	risks relating to nuclear generation;

•
the impact of certain contracts used to mitigate or manage volume, price and interest rate risk, including increased collateral requirements, and changes in commodity prices, interest rates and other conditions that affect the fair value of certain contracts;

•	the impact of inflation on costs and the Company's ability to recover such costs in regulated rates;

•	increases in employee healthcare costs, including the implementation of the Affordable Care Act;

•
the impact of investment performance and changes in interest rates, legislation, healthcare cost trends, mortality and morbidity on pension and other postretirement benefits expense and funding requirements;

•	changes in the residential real estate brokerage and mortgage industries and regulations that could affect brokerage and mortgage transaction levels;

•
unanticipated construction delays, changes in costs, receipt of required permits and authorizations, ability to fund capital projects and other factors that could affect future facilities and infrastructure additions;

•	the availability and price of natural gas in applicable geographic regions and demand for natural gas supply;

•	the impact of new accounting guidance or changes in current accounting estimates and assumptions on the Company's consolidated financial results;

•	the Company's ability to successfully integrate future acquired operations into its business;

•
the effects of catastrophic and other unforeseen events, which may be caused by factors beyond the Company's control or by a breakdown or failure of the Company's operating assets, including storms, floods, fires, earthquakes, explosions, landslides, mining accidents, litigation, wars, terrorism and embargoes; and

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other business or investment considerations that may be disclosed from time to time in MidAmerican's filings with the United States Securities and Exchange Commission or in other publicly disseminated written documents.

The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing factors should not be construed as exclusive.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERKSHIRE HATHAWAY ENERGY COMPANY
(Registrant)
Date: May 1, 2014
/s/ Douglas L. Anderson
Douglas L. Anderson
Executive Vice President
and General Counsel

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